EXHIBIT 32.1
Certification of Chief Executive Officer
     In connection with the Quarterly Report on Form 10-Q of Syntax-Brillian Corporation (the “Company”) for the quarter ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James Ching Hua Li, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James Ching Hua Li
James Ching Hua Li
Chief Executive Officer

November 15, 2007

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